UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

BKF CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10024	36-0767530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment restates in its entirety the Current Report on Form 8-K filed on February 12, 2007:

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 6, 2007, BKF Capital Group, Inc. (“Company”) was advised that Grant Thornton LLP, its independent registered public accountant, had determined to not stand for reappointment for 2007 and that, upon completion of the Company’s audit for the year ended December 31, 2006, it would no longer serve as the Company’s independent registered public accountant. Such resignation became effective on March 2, 2007 upon completion of such audit.

The report of Grant Thornton LLP on the Company’s balance sheet as of December 31, 2005, and the related statements of operations, stockholders’ equity and cash flows for the year then ended did not contain an adverse opinion or disclaimer of opinion. The report of Grant Thornton LLP on the Company’s balance sheet as of December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows for the year then ended contain an opinion modified with respect to the Company’s ability to continue as a going concern.

Except as disclosed in the following sentence, during the Company’s two most recent fiscal years ended December 31, 2006, and through March 2, 2007, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused or will cause Grant Thornton LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year or to affect the review of interim period financial information. As previously disclosed on the Current Report on Form 8-K, filed February 12, 2007 (and amended hereby), the Company disagreed with Grant Thornton LLP, with respect to the timing of recognition of a goodwill impairment charge in the second fiscal quarter ended June 30, 2006, and the matter was discussed by the Company’s audit committee and Grant Thornton LLP prior to the filing of Form 10-Q for the quarter ended June 30, 2006. (The disagreement was resolved to Grant Thornton LLP’s satisfaction by the Company agreeing to follow the accounting treatment recommended by Grant Thornton LLP). The Company has authorized Grant Thornton LLP to respond fully to any inquiries by a successor auditor concerning the subject matter of the disagreement.

The Company requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Grant Thornton LLP in response to that request, dated March 9, 2007, is filed as Exhibit 16.1 to this Form 8-K.

The Company is in the process of retaining its independent registered public accountant to replace Grant Thornton LLP.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP dated March 9, 2007 regarding independent registered public accountant for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKF CAPITAL GROUP, INC.
(Registrant)

Date: March 9, 2007	By:	/s/ Clarke Gray
	Name:	Clarke Gray
	Title:	Chief Financial Officer